                                                                Page 20 of 45 Pages

    Aircraft Lease Portfolio Securitisation 96-1 Pass Through Trust
    Restated Statement to Certificateholders dated July 15, 2004

                                   Aircraft Lease Portfolio Securitization
                                           96-1 Pass Through Trust

                                       Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTIONS IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
                            PRIOR                                                                            CURRENT
            ORIGINAL    PRINCIPAL                                                     REALIZED  ACCRETED    PRINCIPAL
CLASS     FACE VALUE      BALANCE       INTEREST  PRINCIPAL    PREMIUM    TOTAL        LOSSES   INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------
  A      25,000,000.00     7,947,213.14  10,728.74      0.00       0.00  10,728.74        0.00      0.00    7,947,213.14
  A      60,000,000.00    19,073,311.36  25,748.97      0.00       0.00  25,748.97        0.00      0.00   19,073,311.36
  A     160,673,000.00    51,076,102.73  68,952.74      0.00       0.00  68,952.74        0.00      0.00   51,076,102.73
  B      56,868,750.00    40,063,750.00  73,450.21      0.00       0.00  73,450.21        0.00      0.00   40,063,750.00
  B               0.00             0.00       0.00      0.00       0.00       0.00        0.00      0.00            0.00
  C      50,044,500.00    39,559,903.71  85,713.12      0.00       0.00  85,713.12        0.00      0.00   39,559,903.71
  D      40,945,500.00    34,022,700.00       0.00      0.00       0.00       0.00        0.00      0.00   34,022,700.00
 E-1     82,918,250.00    82,918,250.00       0.00      0.00       0.00       0.00        0.00      0.00   82,918,250.00
 E-2              0.00             0.00       0.00      0.00       0.00       0.00        0.00      0.00            0.00

------------------------------------------------------------------------------------------------------------------------
TOTALS  476,450,000.00   274,661,230.94 264,593.78      0.00       0.00 264,593.78        0.00      0.00  274,661,230.94
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                         PASS-THRU RATES
------------------------------------------------------------------------------------------------------------------------
                            PRIOR                                               CURRENT
                        PRINCIPAL                                             PRINCIPAL
CLASS      CUSIP          BALANCE  INTEREST PRINCIPAL    PREMIUM      TOTAL     BALANCE     * CURRENT         NEXT
------------------------------------------------------------------------------------------------------------------------
A      02109PAA8       317.888526  0.429150  0.000000   0.000000   0.429150   317.888526    2.120000%    2.245000%
A      U02029AA1       317.888523  0.429150  0.000000   0.000000   0.429150   317.888523    2.120000%    2.245000%
A      02109PAE0       317.888523  0.429150  0.000000   0.000000   0.429150   317.888523    2.120000%    2.245000%
B      0219PAF7        704.494999  1.291574  0.000000   0.000000   1.291574   704.494999    2.700000%    2.825000%
B      U02029AB9         0.000000  0.000000  0.000000   0.000000   0.000000     0.000000    2.700000%    2.825000%
C      02109PAG5       790.494534  1.712738  0.000000   0.000000   1.712738   790.494534    3.100000%    3.225000%
D      02109PAH3       830.926475  0.000000  0.000000   0.000000   0.000000   830.926475   13.750000%   13.750000%
E-1    AL9601108     1,000.000000  0.000000  0.000000   0.000000   0.000000 1,000.000000   10.000000%   10.000000%
E-2    AL9601109         0.000000  0.000000  0.000000   0.000000   0.000000     0.000000   10.000000%   10.000000%

------------------------------------------------------------------------------------------------------------------------
SELLER:                                  N/A                                    ADMINISTRATOR:    Michele Voon
SERVICER:                      Babcock & Brown Limited                                            Deutsche Bank
LEAD UNDERWRITER:                  Lehman Brothers                                               4 Albany Street
RECORD DATE:                        June 30, 2004                                              New York, NY 10006
DISTRIBUTION DATE:                  July 15, 2004                          FACTOR INFORMATION:    (800) 735-7777
------------------------------------------------------------------------------------------------------------------------
                                                                                      © COPYRIGHT 2004 Deutsche Bank

                                                                Page 21 of 45 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

------------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:         15-Jul-04
------------------------------------------------------------------------------------------------------------

1. COLLATERAL SUMMARY:

     1.1. DUE PERIOD    01-May-2004  to  31-May-2004

     1.2. ADDITIONAL REPORTED ITEMS

                   Initial Appraised Value of all Aircraft ...............................320,510,000.00

                   Aircraft Book Value                     ...............................243,284,751.39

                   Rentals, Interest and Other Payments in Arrears .................................0.00

                   Is there an existing Event of Default?  ....................................YES     *

                   Number of Registration Defaults         .....................................0.00

                   Has an Enforcement Notice been Issued?  .....................................NO

                   WFC Aircraft Sale Date                  .....................................n/a

                   WFC Aircraft Payment Default Date       .....................................n/a

2. SUMMARY OF AVAILABLE FUNDS

     2.1. COLLECTIONS
       Interim deposits, withdrawals and transfers
           Rents, Interest, Deferred Debt & Other Lessee Payments              1,657,446.00

           Swap Receipts                                                               0.00

           Collections applied to excess aircraft
           Maintenance Expenses                                                        0.00

           Interim withdrawal of Defaulted Rent from the
           Lease Maintenance
               Reserve Account or the Lease Security
           Deposit Account                                                             0.00

           Transfer of Maintenance Reserve Receipts to
           Lessee Funded Account                                                       0.00

           Transfer of Security Deposit Receipts to Lessee
           Funded Account                                                        (75,000.00)

           Proceeds from sale or other disposition of any
           Aircraft, Engine or other asset                                             0.00

           Remaining Aircraft Purchase Account funds after
           Aircraft Sale Date                                                          0.00
                                                                              ----------------------------
                                                                   Sub Total:               1,582,446.00

      Payment Date deposits and transfers
           Investment Earnings:
                Collections Sub Account                             17,914.62
                Expense Account                                          8.03
                Aircraft Purchase Account                                0.00
                Class D Note Interest Reserve Account                    0.00
                Contingency Reserve Account                          1,000.00
                Maintenance Reserve Account                              0.00
                Security Deposit Account                                 0.00
                                                            --------------------------------
           Total Investment earnings for all accounts                             18,922.65

           Investment Earnings retained within Maintenance
           Reserve Account                                               0.00
           Investment Earnings retained within Security
           Deposit Reserve Account                                       0.00
                                                            --------------------------------
                                                                                       0.00
                                                                              ----------------------------
                                                                   Sub Total:               1,601,368.65

* The company had insufficient funds to pay all of the interest  due  to the holders  of the Class D
Notes.  The arrears owed to Class D Noteholders for the Due Period are $7,142,853.45 See Item 1.2
Interest Amounts-Unpaid Balance D Note"below for total overdue interest owed to holders to Class D Notes.
------------------------------------------------------------------------------------------------------------
                                                                         © COPYRIGHT 2001  Deutsche Bank

                                                                Page 22 of 45 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

------------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:         15-Jul-04
------------------------------------------------------------------------------------------------------------

2. SUMMARY OF AVAILABLE FUNDS (cont.)

     2.1. COLLECTIONS (cont.)
          After Enforcement Notice or Disposition of Last Aircraft Lessee
          Funded Account Transfers                                                     0.00

          After Enforcement Notice, Aircraft Purchase Acct.
          funds                                                                        0.00

          Remaining amounts in the Aircraft Purchase
          Account transferred due to
               WFC Aircraft Delivery Termination Date or WFC Aircraft
          Payment Default Date                                                         0.00
                                                                              ----------------------------
                                                                   Sub Total:               1,601,368.65

      Other Miscellaneous amounts
          For any aircraft which has undergone a total loss
          or for which the lease
               has been sold, conveyed or transferred:
                                    Available Maintenance
                                    Reserves Amount                                    0.00
                                    Available Security
                                    Deposit Amount                                     0.00

          Miscellaneous Other Proceeds                                                 0.00
                                                                              ----------------------------
                Available Collections transferred to the Transaction Account:               1,601,368.65
                                                                              ============================

      Reserve Account transfers
                  Maintenance Reserve Amount withdrawals
                  from the Collection Sub-Account                                      0.00
                  Liquidity Reserve Amount withdrawals from
                  the Collection Sub-Account                                     715,701.31
                  Amounts withdrawn from the Class D
                  Interest Reserve Sub-Account                                         0.00
                  Amounts withdrawn from the Contingency
                  Reserve Sub-Account                                                  0.00
                                                                              ----------------------------
                        Total Amounts transferred to the Transaction Account:               2,317,069.96
                                                                              ============================

     2.2. PAYMENTS FROM TRANSACTION ACCOUNT

 *            Required Expense Amount plus Additional Company Expenses, Fees
              and Taxes                                                        2,052,476.18
              Amounts transferred to the Collection Account for Maintenance
              Reserve Amount                                                           0.00
              Swap Payments due to Swap Provider                                       0.00
              Amounts transferred to the Collection Account
              for Liquidity Reserve Amount                                             0.00
              Amounts transferred to the Class D Not
              Interest Reserve Account                                                 0.00
              Aggregate Swap Breakage Costs                                            0.00
              Current plus prior unpaid Annual Dividends                               0.00
              Deposit to the Lessee Funded Account for funds previously
              transferred from the Lessee
                Funded Account according to Clause
                7.07(a)(iv) of the Deed of Charge.                                     0.00
                                                                              ----------------------------
                                                                                            2,052,476.18

              Payments to Noteholders                                                         264,593.78
                                                                              ----------------------------
                                 Total payments from the Transaction Account:               2,317,069.96
                                                                              ============================

 *            Monthly withdrawal from Collection Account
              for Carotene Account                                               -32,404.82

------------------------------------------------------------------------------------------------------------
                                                                        © COPYRIGHT 2004 Deutsche Bank

                                                                Page 23 of 45 Pages

                              Aircraft Lease Portfolio Securitization
                                      96-1 Pass Through Trust

                                  Statement To Certificateholders

-----------------------------------------------------------------------------------
                                 CERTIFICATE PAYMENTS DETAIL REPORT
Distribution Date:    15-Jul-04
-----------------------------------------------------------------------------------

1. PAYMENT CALCULATIONS SUMMARY:

       1.1. INDICES
               Current LIBOR Index Rate                                     1.2500%
               Next LIBOR Index Rate                                        1.3750%

       1.2. INTEREST AMOUNTS
                         CLASS     ACCRUED and UNPAID INTEREST AMOUNTS
                         -----     -----------------------------------------------
                                         Note         Other (1)           Total
                                   -------------    ------------  ----------------
                        A Note        105,430.45      974,988.99     1,080,419.44
                        B Note         73,450.21      423,647.59       497,097.80
                        C Note         85,713.12      406,813.82       492,526.94
                        D Note      7,142,853.45    1,539,481.51     8,682,334.96
                        E Note     53,396,710.33            0.00    53,396,710.33
                                   -------------    ------------  ----------------
                                   60,804,157.56    3,344,931.91    64,149,089.47
                                   =============    ============  ================

                         CLASS                UNPAID BALANCE
                         -----     ------------------------------------------------
                                         Note         Other (1)           Total
                                   -------------     ------------  ----------------
                        A Note              0.00      974,988.99       974,988.99
                        B Note              0.00      423,647.59       423,647.59
                        C Note              0.00      406,813.82       406,813.82
                        D Note      7,142,853.45    1,539,481.51     8,682,334.96
                        E Note     53,396,710.33            0.00    53,396,710.33
                                   -------------     ------------  ----------------
                                   60,539,563.78    3,344,931.91    63,884,495.69
                                   =============     ============  ================

                 Notes: (1) 'Other' includes Step-Up, Default and Additional Interest.
                             Reflects previously unreported Default Interest on Class D for January 2003 through November 2003
                             payment dates of $311,874.75.

       1.3. PRINCIPAL AMOUNTS
                         CLASS       Target         Target        Additional    Target Amount
                                    Balance         Amount        Principal     Shortfall
                        ------  -------------    -------------   ------------  -------------
                        A Note           (0.00)  78,096,627.23         0.00    78,096,627.23
                        B Note   40,063,750.00            0.00         0.00             0.00
                        C Note   35,256,100.00    4,303,803.71         0.00     4,303,803.71
                        D Note   28,845,900.00    5,176,800.00         0.00     5,176,800.00
                        ------  -------------    -------------   -----------   -------------
                                                 87,577,230.94         0.00    87,577,230.94
                                                 =============         =====   =============

       1.4. OTHER AMOUNTS
               a) Class D Note Unpaid Makewhole Premium Amount                      0.00

               b) Class E Contingent Interest Amount                                0.00

               c) Unpaid Annual Dividends Balance                               3,000.00

------------------------------------------------------------------------------------------------------------------------
                                                                                          © COPYRIGHT 2004 Deutsche Bank

                                                                Page 24 of 45 Pages

                                                Aircraft Lease Portfolio Securitization
                                                        96-1 Pass Through Trust

                                                    Statement To Certificateholders

--------------------------------------------------------------------------------------------------------------------------------
                                                        ADDITIONAL ITEMS REPORT
Distribution Date:         15-Jul-04
--------------------------------------------------------------------------------------------------------------------------------

1. ACCOUNT ACTIVITY SUMMARY:
       Note: Amounts reflect activity which has occured during the relevant Due Period,

       =========================================================================================================================
       Name                                             Prior Balance    Deposits      Withdrawals    Adjustments     Balance
       =========================================================================================================================
       COLLECTION ACCOUNT
           Collections Sub-Account *                     22,191,000.00  1,601,368.65     2,317,069.96         0.00 21,475,298.69
            Expense Sub-Account                                   0.00  2,084,889.03     2,084,889.03         0.00          0.00
            Aircraft Purchase Sub-Account                         0.00          0.00             0.00         0.00          0.00
            Class D Note Interest Reserve Sub-Account             0.00          0.00             0.00         0.00          0.00
            Contingency Reserve Sub-Account               1,400,000.00      1,000.00         1,000.00         0.00  1,400,000.00
                                                         -----------------------------------------------------------------------
                                                TOTALS:  23,591,000.00  3,687,257.68     4,402,958.99         0.00 22,875,298.69

       LESSEE FUNDED ACCOUNT
            Segregated Maintenance Reserve Sub-Account            0.00          0.00             0.00         0.00          0.00
            Segregated Security Deposit Sub-Account**             0.00     75,000.00             0.00         0.00     75,000.00
                                                         -----------------------------------------------------------------------
                                                TOTALS:           0.00     75,000.00             0.00         0.00     75,000.00

        Amounts held in respect of the Liquidity Reserve Amount within the Collection Account *       21,475,298.69
        Liquidity reserve is reduced by $ 500,000 as per instructions & approvals.

       **The security deposit payment relates to China Southern Airlines

2. MISCELLANEOUS:

       2.1. AIRCRAFT DETAILS
       -----------------------------------------------------------------------------------------------------------------------------
           Aircraft          Aircraft     Avg. Appraised      Date        Aircraft         Event         Event       Sale/Insurance
            Lessee        Serial Number      Value (1)      Appraised     Book Value        Date      Description(2)    Proceeds
       -----------------------------------------------------------------------------------------------------------------------------
             N/A               127                   0.00  31-Jul-2003            0.00     8/2/1999          S        5,525,217.00
             N/A               283                   0.00  31-Jul-2003            0.00    12/20/2002         S       20,757,041.00
             N/A              11287                  0.00  31-Jul-2003            0.00     7/2/1999          S       12,646,518.00
             N/A              22381                  0.00  31-Jul-2003            0.00    7/24/1997          S       35,000,000.00
            Asiana            23869         16,080,000.00  31-Jul-2003   17,839,591.11                                           -
        Travel Service        23870         17,170,000.00  31-Jul-2003   18,360,102.78                                           -
       Skynet Airlines        24519         18,300,000.00  31-Jul-2003   18,970,957.50                                           -
        China Southern        24898         15,150,000.00  31-Jul-2003   16,539,757.50                                           -
             N/A              24914                  0.00  31-Jul-2003            0.00    10/1/2002          S       11,577,067.00
          Air Canada          24952         42,880,000.00  31-Jul-2003   51,526,245.00                                           -
          Air Canada          25000         42,430,000.00  31-Jul-2003   51,579,427.50                                           -
           Air 2000
    (First Choice Airways)    25054         28,180,000.00  31-Jul-2003   33,345,427.50                                           -
          Meridiana           49785         12,460,000.00  31-Jul-2003   17,504,640.00                                           -
         Allegian Air         49786         13,170,000.00  31-Jul-2003   17,618,602.50                                           -
                                           --------------               --------------                               -------------
                                           205,820,000.00               243,284,751.39                               85,505,843.00
                                           ==============               ==============                               =============

                 Notes: (1) Appraised Values have been provided by: Avitas Inc., Aircraft Information Services Inc.
                            and BK Associates Inc.
                        (2) Event Description Key:  S = sold, L = loss and PDE = Premium Disposition Event.
                        (3) Aircraft Best Value is currently in review.

       2.2. AMENDMENTS TO THE LIST OF NON-ACCEPTABLE COUNTRIES
                        None

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 © COPYRIGHT 2004 Deutsche Bank